                                                                  Exhibit 10.116

                                     WAIVER

            WAIVER, dated as of August 12, 1996, among Renaissance Cosmetics, Inc. a Delaware corporation (the "Company"), and the holders set forth on the signature page hereto (the "Consenting Holders") of the Company's 13.75% Senior Notes due 2001, Series A, 13.75% Senior Notes due 2001, Series B, and 13.75% Senior Notes due 2002 (together, with the Guarantees, the "Notes") issued pursuant to the Indenture (the "Indenture"), dated as of August 18, 1994, between the Company, as issuer, the Guarantors and American Bank National Association, as trustee. Capitalized terms used herein and not otherwise defined have the respective meanings given those terms in the Indenture.

            WHEREAS, the Company and Renaissance Acquisition, Inc., a wholly-owned subsidiary of the Company ("RAI"), have entered into an Agreement and Plan of Merger, dated as of August 6, 1996, with MEM Company, Inc., a New York corporation ("MEM"), pursuant to which RAI will be merged with and into MEM (the "Merger") and each outstanding share of MEM common stock, other than dissenters' shares, will be converted into the right to receive $7.50 per share in cash;

            WHEREAS, the Consenting Holders are willing to waive a certain provision of the Indenture in order to permit the Company and RAI to consummate the Merger; and
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                                                                               2


      WHEREAS, each Consenting Holder owns the amount of outstanding principal amount of Notes set forth opposite such Holder's name on the signature page hereto, which represents, in the aggregate, a majority in principal amount of the outstanding Notes.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Waiver. Each of the Consenting Holders hereby waives Section 5.1(b) of the Indenture in order to permit the Merger to be consummated.

      Section 2. Effectiveness. This Waiver shall become effective immediately, and shall bind all present and future holders of the Notes. This Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any of the Holders under, the Indenture or the Notes.

      Section 3. Descriptive Headings; Governing Law. The descriptive headings of this Waiver are inserted for convenience only and do not constitute a part of this Waiver. The construction, validity and interpretation of this Waiver will be governed by the internal law of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.
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                                                                               3


      Section 4. Counterparts. This Waiver may be executed in one or more counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Waiver on the date first written above.

Date: as of August 12, 1996             RENAISSANCE COSMETICS, INC.

                                        By:  /s/ Thomas T.S. Kaung
                                             -----------------------------------
                                             Name: Thomas T.S. Kaung
                                             Title: Group Vice President

                                                         DTC        Principal Amount
    Date                       Holder                Account No.      of Notes Held
    ----                       ------                -----------    ---------------
as of August 09,      Name: SunAmerica Life
1996                        Insurance Company          099530          $12,000,000

                      By: Kevin Buckel
                          ------------------
                          Name:  Kevin Buckle
                          Title: Authorized Agent

as of August 09,      Name: Anchor National Life
1996                        Insurance Company          099527          $ 3,000,000

                      By: Kevin Buckel
                          ------------------
                          Name:  Kevin Buckle
                          Title: Authorized Agent

as of August 09,      Name: SunAmerica Inc.
1996                                                   099522          $ 3,000,000

                      By: Kevin Buckel
                          ------------------
                          Name:  Kevin Buckle
                          Title: Authorized Agent

as of August 09,      Name: First SunAmerica Life
1996                        Insurance Company          099537          $ 1,000,000

                      By: Kevin Buckel
                          ------------------
                          Name:  Kevin Buckle
                          Title: Authorized Agent

as of August 09,      Name: Ford Life Insurance
1996                        Company                   099546           $ 5,000,000

                      By: Kevin Buckel
                          ------------------
                          Name:  Kevin Buckle
                          Title: Authorized Agent


                                                                                            Principal
                                                                          DTC Account       Amount of
      Date                         Holder                                    No.           Notes Held
      ----                         ------                                 -----------      ----------
as of August 12,    Name: BRINSON RELATIONSHIP FUNDS -- BRINSON HIGH
1996                YIELD FUND

                    By: B. Craig Hutson                                      903          $3,500,000.00
                        ------------------------------
                      Name:  B. Craig Hutson
                             -------------------------
                      Title: Trust Officer
                             -------------------------


as of August    ,   Name:
1996         --
                    By:                                                                   $
                        ------------------------------
                      Name:
                            --------------------------
                      Title:
                             -------------------------


as of August    ,   Name:
1996         --
                    By:                                                                   $
                        ------------------------------
                      Name:
                            --------------------------
                      Title:
                             -------------------------

                                                                                                              Principal
                                                                                     DTC Account              Amount of
   Date                       Holder                                                      No.                 Notes Held
----------                 ------------                                           -----------------        ----------------

as of August 9, 1996       Name: Equitable Life Assurance - Nutmeg Account
                                                                                  902 custody
                           By: /s/ Nelson R. Jantzen                              #G04675                    $10,000,000
                               -------------------------------------------        -----------------        ----------------
                               Name: Nelson R. Jantzen
                               Title: Investment Officer

as of August 9, 1996       Name: Equitable Life Assurance Corp High Yield
                                                                                  902 custody
                           By: /s/ Nelson R. Jantzen                              #G06138                    $ 2,000,000
                               -------------------------------------------        -----------------        ----------------
                               Name: Nelson R. Jantzen
                               Title: Investment Officer Custody Acct.

as of August  , 1996       Name:

                           By:
                               -------------------------------------------        -----------------        ----------------
                               Name:
                               Title:
